                                                                    EXHIBIT 10.1



                       THIRD AMENDMENT TO CREDIT AGREEMENT

      THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 7, 2004, among STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the "Corporation"), each additional ALTERNATE CURRENCY REVOLVING LOAN BORROWER from time to time party to the Credit Agreement (as referred to below) (together with the Corporation, collectively, the "Borrowers"), the LENDERS from time to time party to the Credit Agreement (the "Lenders"), DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent (in such capacity, the "Administrative Agent"), JPMORGAN CHASE BANK, as Syndication Agent (in such capacity, the "Syndication Agent"), BANK OF AMERICA, N.A., FLEET NATIONAL BANK and SOCIETE GENERALE, as Co-Documentation Agents (in such capacity, collectively, the "Co-Documentation Agents" and each, a "Co-Documentation Agent"), and DEUTSCHE BANK SECURITIES INC. and J.P. MORGAN SECURITIES INC. as Co-Lead Arrangers and Joint Book Running Managers (in such capacity, collectively, the "Managers"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                   WITNESSETH:

      WHEREAS, the Corporation, the Lenders, the Administrative Agent, the Syndication Agent, the Co-Documentation Agents and the Managers are parties to that certain Credit Agreement, dated as of October 9, 2002 (as amended, modified and/or supplemented to, but not including, the date hereof, the "Credit Agreement");

      WHEREAS, the Corporation and its Subsidiaries desire to, inter alia, increase the permitted aggregate amount of Incremental Term Loan Commitments set forth in Section 1.19(a) of the Credit Agreement; and

      WHEREAS, in connection with the foregoing, the Corporation and its Subsidiaries wish to request certain modifications to provisions in the Credit Agreement in order to permit the matters described herein, subject to all of the terms and provisions contained in this Amendment and only to the extent set forth in this Amendment.

      NOW, THEREFORE, it is agreed:

PART I. AMENDMENTS TO THE CREDIT AGREEMENT.

      SECTION 1. Incremental Term Loan Commitments; Section 1.19. From and after the Third Amendment Effective Date (as defined below), Section 1.19(a) of the Credit Agreement shall be amended by deleting the amount "$200,000,000" appearing in said Section and inserting the amount "$400,000,000" in lieu thereof.

      SECTION 2. Incremental Revolving Loan Commitments: Section 1.20. From and after the Third Amendment Effective Date, Section 1.20(a) of the Credit Agreement shall be amended by deleting the amount "$200,000,000" appearing in said Section and inserting the amount "$400,000,000" in lieu thereof.

PART II. MISCELLANEOUS PROVISIONS

      A. Each Guarantor, by its signature below, hereby confirms that its Guaranty shall remain in full force and effect and its Guaranty covers the obligations of each of the relevant Borrowers under the Credit Agreement, as modified and amended by this Amendment.

      B. In order to induce the Lenders to enter into this Amendment, the Corporation represents and warrants to the Lenders that, on the Third Amendment Effective Date, before, as of and after giving effect to the execution, delivery and performance by the Corporation of this Amendment and the transactions contemplated hereby, (i) there shall exist no Default or Event of Default and
(ii) all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the Third Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

      C. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

      D. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Corporation and the Administrative Agent.

      E. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

      F. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when each of the Borrowers, each Guarantor and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent (or its designee). Administrative Agent shall promptly deliver notice to the Corporation of the occurrence of the Third Amendment Effective Date.

      G. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

      IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                      STARWOOD HOTELS & RESORTS
                                        WORLDWIDE, INC., as the Borrower and
                                        Guarantor

                                      By: /s/ Jeff S. Drew
                                          ---------------------------------
                                          Name: JEFF S. DREW
                                          Title: SVP & TREASURER

                                      STARWOOD CANADA CORP., as an Alternate
                                        Currency Revolving Loan Borrower

                                      By: /s/ Jeff S. Drew
                                          ---------------------------------
                                          Name: Jeff S. Drew
                                          Title: Authorized Signatory

                                      SHERATON HOLDING CORPORATION, as
                                        Guarantor

                                      By: /s/ Jeff S. Drew
                                          ---------------------------------
                                          Name: Jeff S. Drew
                                          Title: Vice President and Treasurer

                                      DEUTSCHE BANK AG, NEW YORK BRANCH,
                                        Individually and as Administrative Agent

                                      By: /s/ Steven P. Lapham
                                          ---------------------------------
                                          Name: Steven P. Lapham
                                          Title: Managing Director

                                      By: /s/ Brenda Casey
                                          ---------------------------------
                                          Name: Brenda Casey
                                          Title: Vice President

                                      SIGNATURE PAGE TO THE THIRD AMENDMENT
                                      DATED AS OF JULY 7, 2004, TO THE CREDIT
                                      AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                      AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                      INC., CERTAIN ADDITIONAL ALTERNATE
                                      CURRENCY REVOLVING LOAN BORROWERS, THE
                                      VARIOUS LENDERS PARTY THERETO, DEUTSCHE
                                      BANK AG, NEW YORK BRANCH, AS
                                      ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK,
                                      AS SYNDICATION AGENT AND BANK OF AMERICA,
                                      N.A., FLEET NATIONAL BANK AND SOCIETE
                                      GENERALE, AS CO-DOCUMENTATION AGENTS

                                      NAME OF INSTITUTION:

                                      Bank of America, N.A.

                                      By: /s/ Lesa J Butler
                                          ---------------------------------
                                          Name: Lesa J Butler
                                          Title: Principal

                                      SIGNATURE PAGE TO THE THIRD AMENDMENT
                                      DATED AS OF JULY 7, 2004, TO THE CREDIT
                                      AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                      AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                      INC. CERTAIN ADDITIONAL ALTERNATE CURRENCY
                                      REVOLVING LOAN BORROWERS, THE VARIOUS
                                      LENDERS PARTY THERETO, DEUTSCHE BANK AG,
                                      NEW YORK BRANCH, AS ADMINISTRATIVE AGENT,
                                      JPMORGAN CHASE BANK, AS SYNDICATION AGENT
                                      AND BANK OF AMERICA, N.A., FLEET NATIONAL
                                      BANK AND SOCIETE GENERALE, AS
                                      CO-DOCUMENTATION AGENTS

                                      NAME OF INSTITUTION:

                                      BANK OF HAWAII

                                      By: /s/ Andrew Chang
                                          ---------------------------------
                                          Name: Andrew Chang
                                          Title: Assistant Vice President

                                      SIGNATURE PAGE TO THE THIRD AMENDMENT
                                      DATED AS OF JULY 7, 2004, TO THE CREDIT
                                      AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                      AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                      INC., CERTAIN ADDITIONAL ALTERNATE
                                      CURRENCY REVOLVING LOAN BORROWERS, THE
                                      VARIOUS LENDERS PARTY THERETO, DEUTSCHE
                                      BANK AG, NEW YORK BRANCH, AS
                                      ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK,
                                      AS SYNDICATION AGENT AND BANK OF AMERICA,
                                      N.A., FLEET NATIONAL BANK AND SOCIETE
                                      GENERALE, AS CO-DOCUMENTATION AGENTS

                                      NAME OF INSTITUTION:

                                      BANK OF MONTREAL

                                      By: /s/ Greg K Steele
                                          ----------------------------------
                                          Name: Greg K Steele
                                          Title: Vice President

                                      SIGNATURE PAGE TO THE THIRD AMENDMENT
                                      DATED AS OF JULY 7, 2004, TO THE CREDIT
                                      AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                      AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                      INC., CERTAIN ADDITIONAL ALTERNATE
                                      CURRENCY REVOLVING LOAN BORROWERS, THE
                                      VARIOUS LENDERS PARTY THERETO, DEUTSCHE
                                      BANK AG, NEW YORK BRANCH, AS
                                      ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK,
                                      AS SYNDICATION AGENT AND BANK OF AMERICA,
                                      N.A., FLEET NATIONAL BANK AND SOCIETE
                                      GENERALE, AS CO-DOCUMENTATION AGENTS

                                      NAME OF INSTITUTION:

                                      Bank One, NA

                                      By: /s/ Donald Shokrian
                                          ---------------------------------
                                          Name: Donald Shokrian
                                          Title: Managing Director

                                      SIGNATURE PAGE TO THE THIRD AMENDMENT
                                      DATED AS OF JULY 7, 2004, TO THE CREDIT
                                      AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                      AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                      INC., CERTAIN ADDITIONAL ALTERNATE
                                      CURRENCY REVOLVING LOAN BORROWERS, THE
                                      VARIOUS LENDERS PARTY THERETO, DEUTSCHE
                                      BANK AG, NEW YORK BRANCH, AS
                                      ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK,
                                      AS SYNDICATION AGENT AND BANK OF AMERICA,
                                      N.A., FLEET NATIONAL BANK AND SOCIETE
                                      GENERALE, AS CO-DOCUMENTATION AGENTS

                                      NAME OF INSTITUTION:

                                      BANK LEUMI USA

                                      By: /s/ Joung Hee Hong
                                          ---------------------------------
                                          Name: Joung Hee Hong
                                          Title: Vice President

                                      SIGNATURE PAGE TO THE THIRD AMENDMENT
                                      DATED AS OF JULY 7, 2004, TO THE CREDIT
                                      AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                      AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                      INC., CERTAIN ADDITIONAL ALTERNATE
                                      CURRENCY REVOLVING LOAN BORROWERS, THE
                                      VARIOUS LENDERS PARTY THERETO, DEUTSCHE
                                      BANK AG, NEW YORK BRANCH, AS
                                      ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK,
                                      AS SYNDICATION AGENT AND BANK OF AMERICA,
                                      N.A., FLEET NATIONAL BANK AND SOCIETE
                                      GENERALE, AS CO-DOCUMENTATION AGENTS

                                      NAME OF INSTITUTION:

                                      THE BANK OF NOVA SCOTIA

                                      By: /s/ Kate Pigott
                                         ---------------------------------
                                          Name: Kate Pigott
                                          Title: Managing Director

                                      SIGNATURE PAGE TO THE THIRD AMENDMENT
                                      DATED AS OF JULY 7, 2004, TO THE CREDIT
                                      AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                      AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                      INC., CERTAIN ADDITIONAL ALTERNATE
                                      CURRENCY REVOLVING LOAN BORROWERS, THE
                                      VARIOUS LENDERS PARTY THERETO, DEUTSCHE
                                      BANK AG, NEW YORK BRANCH, AS
                                      ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK,
                                      AS SYNDICATION AGENT AND BANK OF AMERICA,
                                      N.A., FLEET NATIONAL BANK AND SOCIETE
                                      GENERALE, AS CO-DOCUMENTATION AGENTS

                                      NAME OF INSTITUTION:

                                      GRAYSTON CLO 2001-01 LTD.
                                      By: Bear Sterns Asset Management Inc.
                                      as its Collateral Manager

                                      By: /s/ Anthony Stark
                                          ---------------------------------
                                          Name: Anthony Stark
                                          Title: V.P.

                                      SIGNATURE PAGE TO THE THIRD AMENDMENT
                                      DATED AS OF JULY 7, 2004, TO THE CREDIT
                                      AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                      AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                      INC., CERTAIN ADDITIONAL ALTERNATE
                                      CURRENCY REVOLVING LOAN BORROWERS, THE
                                      VARIOUS LENDERS PARTY THERETO, DEUTSCHE
                                      BANK AG, NEW YORK BRANCH, AS
                                      ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK,
                                      AS SYNDICATION AGENT AND BANK OF AMERICA,
                                      N.A., FLEET NATIONAL BANK AND SOCIETE
                                      GENERALE, AS CO-DOCUMENTATION AGENTS

                                      NAME OF INSTITUTION:

                                      CHANG HWA COMMERCIAL BANK. LTD.
                                      NEW YORK BRANCH

                                      By: /s/ Kang Yang        08/12/04
                                          ---------------------------------
                                          Name: Kang Yang
                                          Title: AVP & AGM

                                      SIGNATURE PAGE TO THE THIRD AMENDMENT
                                      DATED AS OF JULY 7, 2004, TO THE CREDIT
                                      AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                      AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                      INC., CERTAIN ADDITIONAL ALTERNATE
                                      CURRENCY REVOLVING LOAN BORROWERS, THE
                                      VARIOUS LENDERS PARTY THERETO, DEUTSCHE
                                      BANK AG, NEW YORK BRANCH, AS
                                      ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK.
                                      AS SYNDICATION AGENT AND BANK OF AMERICA,
                                      N.A., FLEET NATIONAL BANK AND SOCIETE
                                      GENERALE, AS CO-DOCUMENTATION AGENTS

                                      Chiao Tung Bank Co., Ltd. New York Agency

                                      By: /s/ Kuang-Hua Wei
                                          ---------------------------------
                                          Name: Kuang-Hua Wei
                                          Title: SVP & General Manager

                                      SIGNATURE PAGE TO THE THIRD AMENDMENT
                                      DATED AS OF JULY 7, 2004, TO THE CREDIT
                                      AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                      AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                      INC., CERTAIN ADDITIONAL ALTERNATE
                                      CURRENCY REVOLVING LOAN BORROWERS, THE
                                      VARIOUS LENDERS PARTY THERETO, DEUTSCHE
                                      BANK AG, NEW YORK BRANCH, AS
                                      ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK,
                                      AS SYNDICATION AGENT AND BANK OF AMERICA,
                                      N.A., FLEET NATIONAL BANK AND SOCIETE
                                      GENERALE, AS CO-DOCUMENTATION AGENTS

                                      NAME OF INSTITUTION:

                                      ERSTE BANK, NEW YORK BRANCH

                                      By: /s/ Gregory T. Aptman
                                          ---------------------------------
                                          Name: Gregory T. Aptman
                                          Title: Vice President

                                      By: /s/ Bryan Lynch
                                          ---------------------------------
                                          Name: Bryan Lynch
                                          Title: First Vice President

                                      SIGNATURE PAGE TO THE THIRD AMENDMENT
                                      DATED AS OF JULY 7, 2004, TO THE CREDIT
                                      AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                      AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                      INC., CERTAIN ADDITIONAL ALTERNATE
                                      CURRENCY REVOLVING LOAN BORROWERS, THE
                                      VARIOUS LENDERS PARTY THERETO, DEUTSCHE
                                      BANK AG, NEW YORK BRANCH, AS
                                      ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK,
                                      AS SYNDICATION AGENT AND BANK OF AMERICA,
                                      N.A., FLEET NATIONAL BANK AND SOCIETE
                                      GENERALE, AS CO-DOCUMENTATION AGENTS

                                      NAME OF INSTITUTION:

                                      FIRST HAWAIIAN BANK

                                      By: /s/ Charles L. Jenkins
                                          ---------------------------------
                                          Name: Charles L. Jenkins
                                          Title: Senior Vice President, Manager

                                      SIGNATURE PAGE TO THE THIRD AMENDMENT
                                      DATED AS OF JULY 7, 2004, TO THE CREDIT
                                      AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                      AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                      INC., CERTAIN ADDITIONAL ALTERNATE
                                      CURRENCY REVOLVING LOAN BORROWERS, THE
                                      VARIOUS LENDERS PARTY THERETO, DEUTSCHE
                                      BANK AG, NEW YORK BRANCH, AS
                                      ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK,
                                      AS SYNDICATION AGENT AND BANK OF AMERICA,
                                      N.A, FLEET NATIONAL BANK AND SOCIETE
                                      GENERALE, AS CO-DOCUMENTATION AGENTS

                                      NAME OF INSTITUTION:

                                      FLEET NATIONAL BANK

                                      By: /s/ Lesa J Butler
                                          ---------------------------------
                                          Name: Lesa J Butler
                                          Title: Principal

                                      SIGNATURE PAGE TO THE THIRD AMENDMENT
                                      DATED AS OF JULY 7, 2004, TO THE CREDIT
                                      AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                      AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                      INC., CERTAIN ADDITIONAL ALTERNATE
                                      CURRENCY REVOLVING LOAN BORROWERS, THE
                                      VARIOUS LENDERS PARTY THERETO, DEUTSCHE
                                      BANK AG, NEW YORK BRANCH, AS
                                      ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK,
                                      AS SYNDICATION AGENT AND BANK OF AMERICA,
                                      N.A., FLEET NATIONAL BANK AND SOCIETE
                                      GENERALE, AS CO-DOCUMENTATION AGENTS

                                      ING REAL ESTATE FINANCE (USA) LLC

                                      By: /s/ David A. Mazujian
                                          ---------------------------------
                                          Name: David A. Mazujian
                                          Title: Managing Director

                                      SIGNATURE PAGE TO THE THIRD AMENDMENT
                                      DATED AS OF JULY 7, 2004, TO THE CREDIT
                                      AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                      AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                      INC., CERTAIN ADDITIONAL ALTERNATE
                                      CURRENCY REVOLVING LOAN BORROWERS. THE
                                      VARIOUS LENDERS PARTY THERETO, DEUTSCHE
                                      BANK AG, NEW YORK BRANCH, AS
                                      ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK,
                                      AS SYNDICATION AGENT AND BANK OF AMERICA,
                                      N.A., FLEET NATIONAL BANK AND SOCIETE
                                      GENERALE, AS CO-DOCUMENTATION AGENTS

                                      NAME OF INSTITUTION:

                                      JPMorgan Chase Bank

                                      By: /s/ Donald Shokrian
                                          ---------------------------------
                                          Name: Donald Shokrian
                                          Title: Managing Director

                                      SIGNATURE PAGE TO THE THIRD AMENDMENT
                                      DATED AS OF JULY 7, 2004, TO THE CREDIT
                                      AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                      AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                      INC., CERTAIN ADDITIONAL ALTERNATE
                                      CURRENCY REVOLVING LOAN BORROWERS, THE
                                      VARIOUS LENDERS PARTY THERETO, DEUTSCHE
                                      BANK AG, NEW YORK BRANCH, AS
                                      ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK,
                                      AS SYNDICATION AGENT AND BANK OF AMERICA,
                                      N.A., FLEET NATIONAL BANK AND SOCIETE
                                      GENERALE, AS CO-DOCUMENTATION AGENTS

                                      LEHMAN COMMERCIAL PAPER INC.

                                      By: /s/ Janine M. Shugan
                                          ---------------------------------
                                          Name: Janine M. Shugan
                                          Title: Authorized Signatory

                                      SIGNATURE PAGE TO THE THIRD AMENDMENT
                                      DATED AS OF JULY 7, 2004, TO THE CREDIT
                                      AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                      AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                      INC., CERTAIN ADDITIONAL ALTERNATE
                                      CURRENCY REVOLVING LOAN BORROWERS, THE
                                      VARIOUS LENDERS PARTY THERETO, DEUTSCHE
                                      BANK AG, NEW YORK BRANCH, AS
                                      ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK,
                                      AS SYNDICATION AGENT AND BANK OF AMERICA,
                                      N.A., FLEET NATIONAL BANK AND SOCIETE
                                      GENERALE, AS CO-DOCUMENTATION AGENTS

                                      NAME OF INSTITUTION:

                                      MIZUHO CORPORATE BANK LIMITED

                                      By: /s/ Mark Gronich
                                          ---------------------------------
                                          Name: Mark Gronich
                                          Title: Senior Vice President

                                      SIGNATURE PAGE TO THE THIRD AMENDMENT
                                      DATED AS OF JULY 7, 2004, TO THE CREDIT
                                      AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                      AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                      INC., CERTAIN ADDITIONAL ALTERNATE
                                      CURRENCY REVOLVING LOAN BORROWERS, THE
                                      VARIOUS LENDERS PARTY THERETO, DEUTSCHE
                                      BANK AG, NEW YORK BRANCH, AS
                                      ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK,
                                      AS SYNDICATION AGENT AND BANK OF AMERICA,
                                      N.A., FLEET NATIONAL BANK AND SOCIETE
                                      GENERALS, AS CO-DOCUMENTATION AGENTS

                                      NAME OF INSTITUTION:

                                      THE NORINCHUKIN BANK NEW YORK BRANCH

                                      By: /s/ Masanori Shoji
                                          ---------------------------------
                                          Name: Masanori Shoji
                                          Title: Joint General Manager

                                      SIGNATURE PAGE TO THE THIRD AMENDMENT
                                      DATED AS OF JULY 7, 2004, TO THE CREDIT
                                      AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                      AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                      INC., CERTAIN ADDITIONAL ALTERNATE
                                      CURRENCY REVOLVING LOAN BORROWERS, THE
                                      VARIOUS LENDERS PARTY THERETO, DEUTSCHE
                                      BANK AG, NEW YORK BRANCH, AS
                                      ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK,
                                      AS SYNDICATION AGENT AND BANK OF AMERICA,
                                      N.A., FLEET NATIONAL BANK AND SOCIETE
                                      GENERALE, AS CO-DOCUMENTATION AGENTS

                                      NAME OF INSTITUTION:

                                      SANPAOLO IMI S.p.A.

                                      By: /s/ Cathy R. Lesse
                                          ---------------------------------
                                          Name: Cathy R. Lesse
                                          Title: Vice President

                                      By: /s/ Carlo Persico
                                          ---------------------------------
                                          Name: Carlo Persico
                                          Title: CEO for the Americas

                                      SIGNATURE PAGE TO THE THIRD AMENDMENT
                                      DATED AS OF JULY 7, 2004, TO THE CREDIT
                                      AGREEMENT, DATED AS OF OCTOBER 9, 2002,
                                      AMONG STARWOOD HOTELS & RESORTS WORLDWIDE,
                                      INC., CERTAIN ADDITIONAL ALTERNATE
                                      CURRENCY REVOLVING LOAN BORROWERS, THE
                                      VARIOUS LENDERS PARTY THERETO, DEUTSCHE
                                      BANK AG, NEW YORK BRANCH, AS
                                      ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK,
                                      AS SYNDICATION AGENT AND BANK OF AMERICA,
                                      N.A., FLEET NATIONAL BANK AND SOCIETE
                                      GENERALE, AS CO-DOCUMENTATION AGENTS

                                      NAME OF INSTITUTION:

                                        Societe Generale

                                      By: /s/ Thomas K. Day
                                          ---------------------------------
                                          Name: Thomas K. Day
                                          Title: Managing Director